THE PHOENIX-ENGEMANN FUNDS

              Supplement dated October 25, 1999 to Prospectus dated
              May 1, 1999, as supplemented September 13, 1999, and
             Statement of Additional Information dated May 1, 1999, as supplemented September 13, 1999, September 2, 1999 and July 9, 1999



    At a meeting held on October 20, 1999, shareholders of the Phoenix-Engemann Global Growth Fund voted to approve an agreement and plan of reorganization under which the Phoenix-Engemann Global Growth Fund would be combined with the Phoenix-Engemann Worldwide Opportunities Fund. The transactions described in said agreement and plan of reorganization were effected as of the close of business on October 22, 1999. Accordingly, the Phoenix-Engemann Global Growth Fund is no longer offered for sale.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE.


PXP 2011GG (10/99)